UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1 – Reports to Stockholders

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report
October 31, 2011

2011

Celebrating 25 years of investing in the Asia-Pacific region.
FAX LISTED NYSE
IAF LISTED NYSE
Aberdeen

Aberdeen

Letter to Shareholders (unaudited)

December 8, 2011

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2011. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 9.2% for the year ended October 31, 2011 and 9.6% per annum since inception, assuming the reinvestment of dividends and distributions.

Share Price Performance

The Fund’s share price increased by 0.4% over the twelve month period, from $6.90 on October 31, 2010 to $6.93 on October 31, 2011. The Fund’s share price on October 31, 2011 represented a discount of 7.4% to the NAV per share of $7.48 on that date, compared with a discount of 5.1% to the NAV per share of $7.27 on October 31, 2010. At the date of this letter, the share price was $7.09 representing a discount of 3.3% to the NAV per share of $7.33.

Portfolio Allocation

As of October 31, 2011, the Fund held 41.2% of its total investments in Australian debt securities, 52.1% in Asian debt securities, 3.3% in European debt securities, 3.3% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 35.9% were held in U.S. Dollar denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 36.0%. The rest of the Fund’s currency exposure was 44.6% in the Australian Dollar and 19.4% in various Asian currencies.

Credit Quality

As of October 31, 2011, 68.1% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s Corporation or Moody’s Investors Services, Inc., or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2011 totaled $0.42 per share. Based on the share price of $6.93 on October 31, 2011, the distribution rate over the twelve month period ended October 31, 2011 was 6.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 7, 2011, the Board of Directors of the Fund (the “Board”) authorized a monthly distribution of $0.035 per share, payable on January 13, 2012 to common shareholders of record as of December 30, 2011.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the July 15, 2011 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2012.

Share Repurchase Policy

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2011 and the fiscal year ended October 31, 2010, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for a 364 day term on April 13, 2011. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2011, is

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-800-522-5465 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeenfax.com.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you will be among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the Investment Company Act of 1940

(the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2011, consisted of 100% net investment income.

In January 2012, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2011 calendar year.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2011, the Fund’s share price was $6.93, which represented a discount of 7.4% to the NAV per share of $7.48. As of December 8, 2011, the share price was $7.09, representing a discount of 3.3% to the NAV per share of $7.33.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1 billion.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On November 11, 2010, the Fund unwound two interest rate swap agreements with aggregate notional amounts of Hong Kong Dollar (“HKD”) 53 and 74 million, respectively. On April 21 and April 28, 2011, the Fund entered into new interest rate swap agreements with an aggregate notional amount of $116.0 and $127.5 million, respectively. On July 13, 2011 the Fund unwound an interest rate swap agreement with an aggregate notional amount of Thailand Baht (“THB”) 695 million. On August 17, 2011, the Fund entered into a new interest rate swap agreement with an aggregate notional amount of $60.0 million. On October 27, 2011, the Fund unwound five interest rate swap agreements with aggregate notional amounts of $116.0, $127.5, $144.0, $22.5 and $130.0 million, respectively and entered into three new interest rate swap agreements with aggregate notional amounts of $240.0 and $300.0 million. As of October 31, 2011, the Fund held interest rate swap agreements with an aggregate notional amount of $600.0 million which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2011	Amount (in millions)	Fixed Rate Payable (%)
60 months	$240.0	1.42
57 months	$60.0	1.20
36 months	$300.0	0.82

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Economic Review

Most Asian government bond markets were resilient during the period under review despite extreme volatility in the last two months, as developments in the region and elsewhere drove sentiment. The HSBC Asian Local Bond Index rose 6.2%, helped by positive currency returns, while U.S. 10-year Treasury yields dipped below 2% at one point, for the first time in 60 years, before closing at 2.1%.

Initially, political unrest in the Middle East triggered a spike in oil prices, which was followed by Japan’s triple catastrophes. Fiscal crises in Europe and the U.S. as well as concerns of a rapidly shifting economy in China compounded worries over the global recovery and curtailed risk appetite, which was positive for Asian bonds. GDP growth across the region moderated. Most central banks continued to tighten policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India.

In September, Asian asset markets faced substantial pressure as investors reduced risk. We believe this was due to the deteriorating global outlook, given the unresolved Eurozone fiscal crisis and the Federal Reserve chief Bernanke’s bleak assessment of the U.S. economy. The Chicago Board Options Exchange volatility index rose above 40 to its highest level over the past year. Markets rebounded strongly in October, however, recovering a significant portion of the heavy losses sustained in September, as investors gained confidence in the willingness and ability of the European leaders to resolve the debt crisis. There were also signs of improvement in the U.S. economy, while Beijing took tentative steps towards monetary policy easing.

The iBoxx Asia ex-Japan Government Bond Index and UBS Composite Index rose by 5.5% and 17.5%, respectively. The Indonesian and Philippine bond markets outperformed, thanks to easing inflation and demand for yield. The Thai market was volatile owing to a plethora of political and macroeconomic factors, as well as severe flooding late in the period. Meanwhile, U.S. Treasury yields fell, as did yields in the highly correlated markets of Hong Kong and Singapore.

Most Asian currencies rose against the U.S. Dollar (“USD”), which came under pressure because of the Federal Reserve’s commitment to maintaining loose monetary policy and continued strength in commodity prices. This was despite capital outflows and significant USD short covering, particularly in the second half of 2011. Overall, the Australian Dollar was the best performer, rising by about 8%

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

against the USD, on the back of rising commodity prices. It was followed by the Chinese Yuan, which also did well. The Singapore Dollar outperformed after the Monetary Authority of Singapore allowed the currency to appreciate faster. In contrast, the Indian Rupee lagged as it fell by more than 8% against the USD. Unlike the rest of Asia, the country runs a current account deficit, which has been worsening. Persistent inflation also led the Indian central bank to hike interest rates eight times. In the third quarter of 2011, policymakers intervened aggressively to support their currencies.

Asia dollar credit, as measured by the Merrill Lynch Asian U.S. Dollar Bond Index, returned 2.4%. Amid a flight to quality, investment-grade bonds, in particular sovereigns and quasi-sovereigns, outperformed their high-yield counterparts. Some regional-specific headwinds, particularly the extent of the slowing of growth in China and certain corporate governance issues, saw the Chinese industrials and property sector underperform.

The Fund used bond and interest rate futures contracts primarily to hedge and manage the interest rate exposure of the Australian bond and U.S. dollar-denominated Asian credit portfolios. During the year, the Fund held net short U.S. treasury futures positions which subtracted 0.03% from overall performance. The value of these positions fell as the underlying U.S. Treasuries prices rose during the review period due to subdued economic growth.

The Fund also employed foreign exchange forwards to manage the exposure to Asian currencies. These forwards added value by 0.05% over the review period, aided primarily by the forwards hedging positions in the Indian Rupee and Korean Won.

The paid interest rate swap positions in Thailand were positive as yields rose during the period. The swaps were unwound in July 2011 and added value marginally to the Fund. The Fund also used U.S. Dollar interest rate swaps to hedge the floating rate loan that is used to provide marginal leverage to the overall asset portfolio. These swap positions are used to lock-in a fixed rate of borrowing at yield levels that remain below the average yield of the assets held across the Fund. However, the value of these swap positions may rise and fall in line with secondary market interest rates which in turn will create unrealized gains and losses from the swap positions over time. During the period under review, swap yields generally declined and hence on a stand-alone basis the swaps have detracted from the performance of the Fund on a marked to market basis. However, the use of leverage in the Fund has, in overall terms, added value to the performance of the Fund in our opinion.

During the last quarter of the Fund’s fiscal year, a number of open swap transactions were closed and the Fund re-established new fixed paid swap positions. Previous open swap positions with maturities in April 21, 2012, June 30, 2014, April 27, 2016 and May 4, 2016 for a total notional value of USD $540m were closed and new 3 and 5 year swap positions were opened for notional amounts of USD $300m and USD $240m, respectively. The closing of the original swap positions was undertaken in order to realize certain tax losses in the 2011 financial year and as a partial offset to realized gains in other segments of the Fund’s investments. Due to the decline in overall market interest rates since the establishment of the original swap positions, these transactions, while realizing losses in the short term, have been re-established at lower interest rate levels.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2011, 68.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2011, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2011	33.7	12.1	22.3	12.4	18.5	1.0
April 30, 2011	30.1	14.2	23.0	11.8	20.1	0.8
October 31, 2010	26.8	12.9	25.0	12.7	19.8	2.8

*	Below investment grade

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. Dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2011, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
October 31, 2011	41.2	52.1	3.3	3.3	0.1
April 30, 2011	44.2	51.5	2.8	1.4	0.1
October 31, 2010	44.2	54.5	–	1.3	–

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2011, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
October 31, 2011	44.6	19.4	36.0
April 30, 2011	47.3	18.6	34.1
October 31, 2010	44.4	19.0	36.6

*	Includes U.S. Dollar denominated bonds issued by foreign issuers: 35.9% of the Fund’s total investments on October 31, 2011, 33.7% of the Fund’s total investments on April 30, 2011, and 36.3% of the Fund’s total investments on October 31, 2010.

Maturity Composition

As of October 31, 2011, the average maturity of the Fund’s total investments was 6.9 years, compared with 7.2 years at October 31, 2010 and 7.1 years at April 30, 2011. The following table shows the maturity composition of the Fund’s investments as of October 31, 2011, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2011	24.8	21.5	36.6	17.1
April 30, 2011	20.9	24.6	37.3	17.2
October 31, 2010	24.5	27.2	31.5	16.8

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2011	April 30, 2011	October 31, 2010
Australia
90 day bank bills	4.71%	4.92%	4.87%
10 year bonds	4.51%	5.43%	5.20%
Australian Dollar	$1.06	$1.09	$0.98
Malaysia
90 day T-bills	2.98%	2.78%	2.89%
10 year bonds	3.75%	3.97%	3.82%
Malaysian Ringgit*	~~R~~3.07	~~R~~2.96	~~R~~3.11
New Zealand
90 day bank bills	2.71%	2.69%	3.21%
10 year bonds	4.50%	5.44%	5.24%
New Zealand Dollar	$0.81	$0.81	$0.76
Philippines
90 day T-bills	1.41%	0.78%	3.83%
10 year bonds	5.92%	6.45%	5.96%
Philippines Peso*	~~P~~42.64	~~P~~42.81	~~P~~43.02
Singapore
90 day T-bills	0.29%	0.27%	0.29%
10 year bonds	1.75%	2.41%	1.98%
Singapore Dollar*	~~S~~$1.25	~~S~~$1.22	~~S~~$1.29
South Korea
90 day T-bills	3.43%	3.39%	2.38%
10 year bonds	3.87%	4.48%	4.36%
South Korean Won*	~~W~~1,108.20	~~W~~1,071.65	~~W~~1,125.25
Thailand
90 day deposits	2.00%	1.50%	1.00%
10 year bonds	3.39%	3.68%	3.20%
Thai Baht*	~~B~~30.75	~~B~~29.85	~~B~~29.98
US$ Bonds**
Hong Kong	1.72%	1.90%	1.73%
Malaysia	3.61%	4.83%	0.93%
Philippines	3.84%	4.35%	3.72%
South Korea	2.77%	3.57%	2.77%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS—124.9%
	AUSTRALIA—48.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 6.9933%, 5/20/20 (a)	$6,874,842
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 3/02/15	1,955,007
AUD	2,500	APT Pipelines Ltd., 7.75%, 7/22/20	2,681,042
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/14	5,792,282
AUD	33,400	Australia Government Bond, 4.50%, 10/21/14	35,759,930
AUD	116,600	Australia Government Bond, 4.75%, 11/15/12	123,700,646
AUD	54,000	Australia Government Bond, 5.50%, 1/21/18	60,761,147
AUD	14,800	Australia Government Bond, 5.50%, 4/21/23	16,748,045
AUD	87,570	Australia Government Bond, 5.75%, 7/15/22	101,177,512
AUD	43,200	Australia Government Bond, 6.50%, 5/15/13	47,215,292
AUD	4,000	Australian Prime Property Fund Retail, 8.25%, 7/30/12	4,275,629
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/14	4,258,471
AUD	4,300	CFS Retail Property Trust, 7.25%, 5/02/16	4,679,187
AUD	2,749	Crusade Global Trust, 5.0467%, 1/16/12 (a)(b)	2,891,748
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/13	3,721,109
AUD	5,000	Heritage Building Society Ltd., 5.3483%, 12/05/11 (a)(b)	5,252,846
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	6,685,978
AUD	4,000	Macquarie Bank Ltd., 5.22%, 5/31/12 (a)(b)	4,149,287
AUD	6,200	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	6,496,606
AUD	15,500	National Australia Bank Ltd., 6.25%, 4/01/13	16,598,934
AUD	6,600	National Australia Bank Ltd., 6.75%, 9/16/14	7,207,813
AUD	2,900	National Capital Trust III, 5.8717%, 9/30/16 (a)(b)	2,645,388
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/16 (a)(b)	2,464,518
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 7/11/16	5,198,541
AUD	4,423	Progress Trust, 4.98%, 8/25/36 (a)(b)(c)	4,523,687
AUD	2,706	Puma Finance Ltd., 5.46%, 10/24/12 (a)(b)(c)	2,831,217
AUD	4,600	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 7/07/14	4,971,609
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/15	6,607,753
AUD	27,100	Queensland Treasury Corp., 6.00%, 4/21/16	29,843,339
AUD	22,850	Queensland Treasury Corp., 6.00%, 2/21/18	25,186,229
AUD	31,190	Queensland Treasury Corp., 6.00%, 6/14/21	35,167,176
AUD	27,100	Queensland Treasury Corp., 6.25%, 6/14/19	30,943,496
AUD	8,130	Queensland Treasury Corp., 6.25%, 2/21/20	9,120,510
AUD	4,000	Rabobank Capital Funding Trust V, 5.5917%, 12/31/14 (a)(b)(c)	3,779,832
AUD	500	Rabobank Capital Funding Trust VI, 6.415%, 12/31/14 (a)(b)(c)	486,917
AUD	3,000	Royal Bank of Scotland NV, 6.50%, 5/17/13 (a)(b)	2,334,978
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	4,790,808
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 8/12/15	6,519,423
AUD	15,000	SPI Electricity & Gas Australia Holdings Pty Ltd., 6.50%, 11/03/11	15,809,126
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	33,149,215
AUD	5,000	Suncorp Metway Insurance Ltd., 6.75%, 9/23/14 (a)(b)	4,893,783
AUD	3,000	Suncorp Metway Insurance Ltd., 6.75%, 10/06/16 (a)(b)	2,706,066
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/20/15	2,306,225
AUD	2,500	The Goldman Sachs Group, 6.35%, 4/12/16	2,472,607
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 3/24/14	3,242,607
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/16	145,554,604
AUD	29,650	Treasury Corp. of Victoria, 6.00%, 6/15/20	33,379,557
AUD	15,350	Treasury Corp. of Victoria, 6.00%, 10/17/22	17,359,762
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/13	7,513,925
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/12	3,764,081
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	9,967,064
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/16	4,415,123

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	3,695	Westpac Securitisation Trust, 4.9233%, 8/21/14 (a)(b)(c)	$3,804,424
AUD	3,600	Woolworths Ltd., 6.75%, 3/22/16	3,946,635
AUD	2,000	WOT CMBS Pty Ltd., 5.245%, 5/16/13 (a)(c)	2,104,806
			942,688,384
	CANADA—0.1%
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,315,795
	CHINA—8.3%
USD	8,050	Agile Property Holdings Ltd., 10.00%, 11/14/13 (b)(c)	7,647,500
USD	9,600	Central China Real Estate Ltd., 12.25%, 10/20/13 (b)(c)	8,592,000
CNH	32,500	China Government Bond, 1.40%, 8/18/16 (c)	4,960,995
CNY	20,000	China Government Bond, 2.38%, 5/20/15	3,024,148
CNH	18,000	China Government Bond, 2.48%, 12/01/20	2,811,378
CNY	10,000	China Government Bond, 2.80%, 3/24/12	1,571,477
CNY	30,000	China Government Bond, 2.91%, 10/21/15	4,602,611
CNY	58,000	China Government Bond, 3.22%, 3/10/14	9,041,945
CNY	50,000	China Government Bond, 3.28%, 8/05/20	7,561,858
CNY	62,000	China Government Bond, 3.41%, 6/24/20	9,473,934
CNY	40,000	China Government Bond, 3.60%, 2/17/16	6,289,408
CNY	50,000	China Government Bond, 3.64%, 12/02/15	7,877,874
USD	7,250	China Oriental Group Co. Ltd., 7.00%, 11/17/14 (b)(c)	6,162,500
USD	1,750	China Oriental Group Co. Ltd., 8.00%, 8/18/15 (c)	1,636,250
USD	13,700	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/20 (b)(c)	13,154,384
USD	5,200	Country Garden Holdings Co., 11.125%, 2/23/15 (b)(c)	4,628,000
USD	2,800	Country Garden Holdings Co., 11.125%, 2/23/15 (b)(c)	2,497,320
USD	8,500	Country Garden Holdings Co., 11.75%, 9/10/14 (b)(c)	8,245,000
USD	200	Country Garden Holdings Co., 11.75%, 9/10/14 (b)(c)	194,000
USD	1,350	ENN Energy Holdings Ltd., 6.00%, 5/13/21 (b)(c)	1,432,311
USD	17,050	Fufeng Group Ltd., 7.625%, 4/13/14 (b)(c)	14,833,500
USD	5,300	Longfor Properties Co. Ltd., 9.50%, 4/07/14 (b)(c)	5,088,000
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 1/18/14	2,729,412
USD	2,400	Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40 (c)	2,390,117
USD	9,400	Texhong Textile Group Ltd., 7.625%, 1/19/16 (c)	7,426,000
USD	11,050	West China Cement Ltd., 7.50%, 1/25/14 (b)(c)	9,558,250
USD	10,150	Yanlord Land Group Ltd., 10.625%, 3/29/15 (b)(c)	8,424,500
			161,854,672
	FRANCE—0.1%
AUD	2,500	AXA SA, 6.1233%, 10/26/16 (a)(b)	1,942,073
	GERMANY—0.1%
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,567,375
	HONG KONG—8.0%
USD	23,900	Fita International Ltd., 7.00%, 2/10/20	24,218,133
USD	10,450	Henson Finance Ltd., 5.50%, 9/17/19 (b)	10,352,136
HKD	60,000	Hong Kong Government Bond, 1.67%, 3/24/14	7,974,282
HKD	60,000	Hong Kong Government Bond, 1.69%, 12/22/14	8,008,565
HKD	37,500	Hong Kong Government Bond, 1.91%, 3/21/16	5,072,777
HKD	51,200	Hong Kong Government Bond, 3.52%, 12/05/17	7,529,803
USD	17,550	HongKong Land Finance Cayman Island Co. Ltd., 4.50%, 10/07/25	17,241,647

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HONG KONG (continued)
USD	1,600	Hutchison Whampoa International Ltd., 4.625%, 9/11/15 (c)	$1,696,341
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/33 (c)	2,492,891
USD	23,250	Hutchison Whampoa International Ltd., 7.625%, 4/09/19 (c)	28,664,437
USD	19,550	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/19	21,301,054
USD	22,500	Wing Hang Bank Ltd., 6.00%, 4/20/17 (a)(b)	20,793,892
			155,345,958
	INDIA—6.6%
USD	8,750	Axis Bank Ltd., 5.25%, 9/30/15	8,840,501
USD	14,250	Bank of Baroda, 5.00%, 8/24/16 (c)	14,237,246
USD	7,900	ICICI Bank Ltd., 4.75%, 11/25/16 (b)(c)	7,826,293
USD	14,100	ICICI Bank Ltd., 6.375%, 4/30/17 (a)(b)(c)	13,113,000
USD	1,600	ICICI Bank Ltd., 6.375%, 4/30/17 (a)(b)(c)	1,488,000
USD	8,900	ICICI Bank UK PLC, 1.4026%, 12/01/11 (a)(b)	8,780,749
INR	1,638,700	India Government Bond, 7.02%, 8/17/16	31,379,751
INR	600,000	India Government Bond, 7.49%, 4/16/17	11,630,180
USD	6,800	Indian Railway Finance Corp. Ltd., 4.406%, 3/30/16	6,802,795
INR	200,000	National Bank For Agriculture and Rural Development, 9.50%, 10/15/12	4,099,928
USD	6,500	NTPC Ltd., 5.625%, 7/14/21 (c)	6,720,350
USD	4,950	NTPC Ltd., 5.875%, 3/02/16	5,313,439
INR	200,000	Power Finance Corp. Ltd., 7.10%, 7/15/12	4,032,981
INR	76,000	Power Finance Corp. Ltd., 7.89%, 9/15/12	1,537,371
USD	3,700	Syndicate Bank, 4.75%, 11/06/16	3,661,823
			129,464,407
	INDONESIA—7.3%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/15	21,147,359
USD	7,400	Indonesia Government International Bond, 5.875%, 3/13/20 (c)	8,436,000
USD	17,000	Indonesia Government International Bond, 6.625%, 2/17/37 (c)	20,527,500
USD	16,500	Indonesia Government International Bond, 11.625%, 3/04/19 (c)	24,585,000
IDR	41,000,000	Indonesia Treasury Bond, 9.50%, 7/15/31	5,763,218
IDR	17,000,000	Indonesia Treasury Bond, 10.50%, 8/15/30	2,569,545
USD	9,550	Indosat Palapa Co. BV, 7.375%, 7/29/15 (b)(c)	10,505,000
USD	16,100	Listrindo Capital BV, 9.25%, 1/29/13 (b)(c)	17,482,829
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (c)	2,494,000
USD	2,250	Majapahit Holding BV, 8.00%, 8/07/19 (c)	2,643,750
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (c)	2,937,500
USD	8,150	Pertamina Persero PT, 5.25%, 5/23/21 (c)	8,374,125
USD	13,950	Perusahaan Penerbit SBSN, 8.80%, 4/23/14 (c)	15,778,036
			143,243,862
	MALAYSIA—7.9%
USD	6,250	1Malaysia Sukuk Global Bhd, 3.928%, 6/04/15 (c)	6,556,400
USD	11,100	AMBB Capital (L) Ltd., 6.77%, 1/27/16 (a)(b)	10,253,869
MYR	76,100	Malaysia Government Bond, 3.21%, 5/31/13	24,906,726
MYR	22,000	Malaysia Government Bond, 3.702%, 2/25/13	7,246,067
MYR	29,500	Malaysia Government Bond, 4.012%, 9/15/17	9,870,433
MYR	15,000	Malaysia Government Bond, 4.16%, 7/15/21	5,052,966
MYR	82,163	Malaysia Government Bond, 4.262%, 9/15/16	27,813,675
MYR	15,400	Malaysia Government Bond, 4.392%, 4/15/26	5,243,821

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	MALAYSIA (continued)
USD	7,750	PETRONAS Capital Ltd., 5.25%, 8/12/19 (c)	$8,764,343
USD	21,850	PETRONAS Global Sukuk Ltd., 4.25%, 8/12/14 (c)	23,135,305
USD	4,450	Public Bank Bhd, 6.84%, 8/22/16 (a)(b)	4,521,035
USD	5,700	SBB Capital Corp., 6.62%, 11/02/15 (a)(b)	5,485,771
USD	6,300	TNB Capital (L) Ltd., 5.25%, 5/05/15 (c)	6,671,391
USD	8,400	Wakala Global Sukuk Bhd, 2.991%, 7/06/16 (c)	8,501,758
			154,023,560
	NETHERLANDS—1.9%
AUD	1,300	ING Bank Australia Ltd., 5.75%, 8/28/13	1,400,348
AUD	12,400	ING Bank Australia Ltd., 5.75%, 3/03/15	13,499,741
AUD	10,000	ING Bank Australia Ltd., 7.00%, 4/24/12	10,580,625
AUD	11,500	Monumental Global Funding Ltd., 6.50%, 11/08/11	12,120,330
			37,601,044
	NORWAY—0.7%
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 6/08/16	5,719,110
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/14	3,597,125
AUD	4,800	Kommunalbanken AS, 6.50%, 4/12/21	5,348,223
			14,664,458
	PHILIPPINES—8.0%
USD	15,200	Alliance Global Group Inc., 6.50%, 8/18/17	15,340,843
PHP	405,544	Philippine Government Bond, 6.375%, 1/19/22	10,217,875
PHP	600,000	Philippine Government Bond, 8.00%, 7/19/31	15,926,661
PHP	94,000	Philippine Government Bond, 8.75%, 5/27/30	2,693,264
PHP	517,000	Philippine Government Bond, 9.125%, 9/04/16	14,270,971
USD	6,300	Philippine Government International Bond, 6.50%, 1/20/20	7,508,548
USD	18,150	Philippine Government International Bond, 7.75%, 1/14/31	24,275,625
USD	4,900	Philippine Government International Bond, 8.875%, 3/17/15	5,910,625
USD	100	Philippine Government International Bond, 9.375%, 1/18/17 (b)	130,250
USD	15,170	Philippine Government International Bond, 9.875%, 1/15/19	20,820,825
USD	14,979	Philippine Government International Bond, 10.625%, 3/16/25	23,517,030
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 3/06/17	7,198,000
USD	7,400	Power Sector Assets & Liabilites Management Corp., 6.875%, 11/02/16 (c)	8,436,000
			156,246,517
	REPUBLIC OF SOUTH KOREA—13.6%
USD	10,900	Busan Bank, 5.50%, 3/14/12 (a)(b)	10,887,836
USD	2,620	Busan Bank, 6.00%, 10/30/12 (a)(b)	2,650,098
USD	4,400	Hana Bank, 4.00%, 11/03/16 (c)	4,407,911
USD	1,950	Hana Funding Ltd., 8.748%, 12/17/12 (a)(b)	2,018,757
USD	1,950	Hyundai Capital Services, Inc., 4.375%, 7/27/16 (c)	1,976,105
USD	18,100	Hyundai Capital Services, Inc., 6.00%, 5/05/15 (c)	19,305,858
USD	12,750	Korea Expressway Corp., 4.50%, 3/23/15 (c)	13,211,499
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (c)	1,424,024
USD	6,400	Korea Finance Corp., 3.25%, 9/20/16	6,283,520
USD	2,800	Korea Hydro & Nuclear Power Co. Ltd., 3.125%, 9/16/15 (c)	2,776,239
KRW	20,000,000	Korea Monetary Stabilization Bond, 3.76%, 6/02/13	18,099,567
KRW	24,000,000	Korea Monetary Stabilization Bond, 3.99%, 2/01/13	21,759,069
USD	3,000	Korea South-East Power Co. Ltd., 3.625%, 1/29/17 (c)	2,975,034

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	REPUBLIC OF SOUTH KOREA (continued)
USD	17,570	Korea South-East Power Co. Ltd., 6.00%, 5/25/16 (c)	$19,185,737
KRW	6,000,000	Korea Treasury Bond, 4.25%, 6/10/21	5,581,581
KRW	30,910,000	Korea Treasury Bond, 4.50%, 3/10/15	28,693,417
KRW	10,200,000	Korea Treasury Bond, 5.25%, 9/10/15	9,620,039
KRW	5,100,000	Korea Treasury Bond, 5.50%, 9/10/17	5,021,065
KRW	2,000,000	Korea Treasury Bond, 5.75%, 9/10/18	1,990,076
KRW	3,500,000	Korea Treasury Inflation Linked Bond, 2.75%, 6/10/20 (d)	3,837,295
USD	10,050	National Agricultural Cooperative Federation, 4.25%, 1/28/16 (c)	10,220,981
USD	14,200	Republic of Korea, 7.125%, 4/16/19	17,682,692
USD	8,350	Shinhan Bank, 4.125%, 10/04/16 (c)	8,468,161
USD	18,330	Shinhan Bank, 5.663%, 3/02/15 (a)(b)(c)	17,941,899
USD	4,900	Shinhan Bank, 6.819%, 9/20/16 (a)(b)	4,889,044
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	4,048,750
USD	11,300	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	11,582,500
USD	8,950	Woori Bank Co. Ltd., 4.50%, 10/07/15 (c)	9,179,854
			265,718,608
	SINGAPORE—3.0%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 8/24/17	2,248,270
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 9/01/14	2,440,101
SGD	2,750	Housing & Development Board Bond, 1.55%, 10/26/12	2,202,891
USD	9,650	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/17 (a)(b)	9,311,719
SGD	8,150	Singapore Government Bond, 2.375%, 4/01/17	7,000,349
SGD	10,000	Singapore Government Bond, 2.875%, 7/01/15	8,659,499
SGD	7,430	Singapore Government Bond, 3.125%, 9/01/22	6,643,852
SGD	7,100	Singapore Government Bond, 3.25%, 9/01/20	6,374,179
USD	7,300	STATS ChipPAC Ltd., 7.50%, 8/12/13 (b)(c)	7,738,000
SGD	6,250	Temasek Financial (I) Ltd., 3.265%, 2/19/20	5,372,246
			57,991,106
	SPAIN—0.3%
AUD	5,800	Instituto de Credito Oficial, 5.50%, 10/11/12	5,955,010
	SRI LANKA—0.4%
USD	4,250	Sri Lanka Government International Bond, 6.25%, 10/04/20 (c)	4,303,125
USD	3,400	Sri Lanka Government International Bond, 6.25%, 7/27/21 (c)	3,463,566
			7,766,691
	SUPRANATIONAL—3.6%
AUD	13,800	Asian Development Bank, 5.50%, 2/15/16	14,983,008
AUD	16,800	Asian Development Bank, 6.25%, 3/05/20	18,916,393
AUD	11,200	Inter-American Development Bank, 6.50%, 8/20/19	12,808,711
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/19	9,750,618
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/16	11,426,799
AUD	2,600	International Finance Corp., 5.75%, 7/28/20	2,840,318
			70,725,847
	SWITZERLAND—0.1%
AUD	1,600	ELM BV for Swiss Reinsurance Co., 7.635%, 5/25/17 (a)(b)	1,317,745

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	THAILAND—5.3%
USD	4,800	Bangkok Bank PCL, 4.80%, 10/18/20 (b)(c)	$4,688,942
USD	12,700	Bangkok Bank PCL, 9.025%, 3/15/29 (c)	14,859,000
THB	240,000	Bank of Thailand, 2.35%, 10/21/12	7,730,373
THB	124,474	Bank of Thailand, 3.33%, 5/12/14	4,052,315
THB	500,000	Bank of Thailand, 3.42%, 8/18/13	16,292,114
USD	5,300	Kasikornbank PCL, 8.25%, 8/21/16 (c)	5,679,968
USD	5,450	PTTEP Australia International Finance Pty Ltd., 4.152%, 7/19/15 (c)	5,508,767
USD	8,850	PTTEP Canada International Finance Ltd., 5.692%, 4/05/21 (c)	9,050,010
THB	157,000	Thailand Government Bond, 2.80%, 10/10/17	4,985,978
THB	342,000	Thailand Government Bond, 3.625%, 5/22/15	11,257,761
THB	233,000	Thailand Government Bond, 3.875%, 6/13/19	7,913,203
THB	325,017	Thailand Government Bond, 5.25%, 5/12/14	11,068,155
			103,086,586
	UNITED KINGDOM—1.1%
AUD	3,200	Barclays Bank PLC, 6.75%, 8/13/12	3,369,680
AUD	4,200	Barclays Bank PLC, 6.75%, 2/24/14	4,395,004
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	3,252,123
AUD	5,800	Lloyds TSB Bank PLC, 7.50%, 10/01/14	5,992,108
AUD	5,000	The Royal Bank of Scotland PLC, 5.5683%, 1/27/12 (a)(b)	4,423,269
			21,432,184
	UNITED STATES—0.2%
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/13	1,483,634
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,672,511
			3,156,145
		Total Long-Term Investments (cost $2,295,106,901)	2,438,108,027
	SHORT-TERM INVESTMENT—4.3%
	UNITED STATES—4.3%
USD	82,845	Repurchase Agreement, State Street Bank, 0.01% dated 10/31/11, due 11/01/11 in the amount of $82,845,023, (collateralized by $19,680,000 U.S. Treasury Bill, 0.01% due 12/29/11; value of $19,679,685 and $57,485,000 U.S. Treasury Note, 3.500% due 2/15/18; value of $64,839,400)	82,845,000
		Total Short-Term Investment (cost $82,845,000)	82,845,000
		Total Investments—129.2% (cost $2,377,951,901)	2,520,953,027

		Liabilities in Excess of Other Assets—(29.2)%	(569,213,952)
		Net Assets—100.0%	$1,951,739,075

AUD—Australian Dollar	IDR—Indonesian Rupiah	NZD—New Zealand Dollar	USD—U.S. Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	PHP—Philippine Peso
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	SGD—Singapore Dollar
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	THB—Thai Baht

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2011.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Denotes a restricted security, see Note to 2(c).
(d)	Inflation linked security.

Security Type	Market Value	Percentage of Total Investments
Government bonds	$1,417,973,520	56.2%
Corporate bonds	997,103,782	39.6
Commercial mortgage backed securities	23,030,725	0.9
Short-term investment	82,845,000	3.3
Total investments	$2,520,953,027	100.0%

At October 31, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bond 6%—3 year	UBS	1,309	12/15/11	$(1,057,400)
Australian Treasury Bond 6%—10 year	UBS	(394)	12/15/11	916,119
United States Treasury Note 6%—2 year	UBS	61	12/30/11	(8,938)
United States Treasury Note 6%—5 year	UBS	(237)	12/30/11	(72,023)
United States Treasury Note 6%—10 year	UBS	(47)	12/20/11	(28,492)
United States Treasury Bond 6%—30 year	UBS	1	12/20/11	1,060
				$(249,674)

At October 31, 2011, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
05/23/12	Deutsche Bank	CNH32,342,670	USD5,100,000	$5,054,207	$(45,793)
05/23/12	Goldman Sachs	CNH74,894,600	USD11,800,000	11,703,822	(96,178)
05/23/12	JPMorgan Chase	CNH133,639,600	USD20,800,000	20,883,936	83,936
05/23/12	Royal Bank of Canada	CNH7,609,200	USD1,200,000	1,189,094	(10,906)
05/23/12	Standard Chartered Bank	CNH11,561,650	USD1,800,000	1,806,745	6,745
05/23/12	UBS	CNH103,211,450	USD16,100,000	16,128,913	28,913
08/23/12	Goldman Sachs	CNH207,422,400	USD32,820,000	32,420,460	(399,540)
Chinese Yuan Renminbi/United States Dollar
01/17/12	Deutsche Bank	CNY17,366,400	USD2,700,000	2,731,582	31,582
01/17/12	Goldman Sachs	CNY299,434,905	USD46,350,000	47,098,486	748,486
Hong Kong Dollar/United States Dollar
01/17/12	Deutsche Bank	HKD139,572,000	USD18,000,000	17,975,381	(24,619)
03/07/12	UBS	HKD309,389,280	USD39,800,000	39,863,805	63,805
Indian Rupee/United States Dollar
11/18/11	Standard Chartered Bank	INR88,794,000	USD1,800,000	1,817,005	17,005
03/15/12	Goldman Sachs	INR189,278,000	USD3,800,000	3,809,995	9,995

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2011

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah/United States Dollar
03/02/12	Deutsche Bank	IDR257,544,000,000	USD29,200,000	$28,667,318	$(532,682)
03/02/12	Standard Chartered Bank	IDR14,956,000,000	USD1,700,000	1,664,758	(35,242)
06/05/12	Standard Chartered Bank	IDR204,296,500,000	USD23,350,000	22,400,825	(949,175)
06/05/12	UBS	IDR6,195,000,000	USD700,000	679,273	(20,727)
09/13/12	Standard Chartered Bank	IDR14,137,500,000	USD1,500,000	1,525,754	25,754
09/13/12	UBS	IDR108,675,000,000	USD11,500,000	11,728,472	228,472
Malaysian Ringgit/United States Dollar
12/08/11	Bank of America	MYR906,300	USD300,000	294,162	(5,838)
12/08/11	UBS	MYR29,792,000	USD9,800,000	9,669,725	(130,275)
01/31/12	HSBC	MYR4,447,800	USD1,400,000	1,440,132	40,132
01/31/12	JPMorgan Chase	MYR23,162,000	USD7,400,000	7,499,514	99,514
01/31/12	UBS	MYR22,763,723	USD7,650,000	7,370,558	(279,442)
Philippine Peso/United States Dollar
11/04/11	UBS	PHP500,131,080	USD11,880,000	11,731,345	(148,655)
02/23/12	HSBC	PHP139,953,000	USD3,300,000	3,297,926	(2,074)
Singapore Dollar/United States Dollar
11/18/11	JPMorgan Chase	SGD18,107,304	USD14,330,000	14,430,430	100,430
11/18/11	State Street	SGD9,405,006	USD7,800,000	7,495,223	(304,777)
South Korean Won/United States Dollar
11/23/11	Goldman Sachs	KRW8,643,960,000	USD7,800,000	7,764,199	(35,801)
11/23/11	JPMorgan Chase	KRW8,633,600,000	USD7,600,000	7,754,893	154,893
11/23/11	State Street	KRW6,736,260,000	USD5,700,000	6,050,660	350,660
Thai Baht/United States Dollar
12/02/11	Royal Bank of Canada	THB9,033,900	USD300,000	293,566	(6,434)
12/02/11	UBS	THB18,060,000	USD600,000	586,878	(13,122)
				$354,829,042	$(1,050,958)
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
05/23/12	Deutsche Bank	USD900,000	CNH5,797,620	$905,997	$(5,997)
05/23/12	JPMorgan Chase	USD9,450,000	CNH59,894,100	9,359,685	90,315
05/23/12	Standard Chartered Bank	USD8,900,000	CNH56,844,900	8,883,185	16,815
05/23/12	UBS	USD4,700,000	CNH29,760,950	4,650,761	49,239
United States Dollar/Chinese Yuan Renminbi
01/17/12	Standard Chartered Bank	USD49,050,000	CNY315,023,625	49,550,455	(500,455)
05/23/12	Royal Bank of Canada	USD3,400,000	CNY21,741,300	3,416,258	(16,258)
United States Dollar/Hong Kong Dollar
01/17/12	JPMorgan Chase	USD65,000,000	HKD504,822,500	65,015,738	(15,738)
United States Dollar/Indian Rupee
11/18/11	UBS	USD15,670,000	INR724,306,575	14,821,594	848,406
United States Dollar/Indonesian Rupiah
03/02/12	Standard Chartered Bank	USD1,600,000	IDR14,360,000,000	1,598,417	1,583
03/02/12	UBS	USD1,800,000	IDR15,786,000,000	1,757,145	42,855
06/05/12	UBS	USD21,950,000	IDR205,517,000,000	22,534,651	(584,651)
United States Dollar/Malaysian Ringgit
12/08/11	Bank of America	USD300,000	MYR905,700	293,967	6,033
12/08/11	Standard Chartered Bank	USD23,240,000	MYR71,962,660	23,357,248	(117,248)
12/08/11	State Street	USD2,000,000	MYR6,279,000	2,038,004	(38,004)
12/08/11	UBS	USD12,500,000	MYR37,476,590	12,163,948	336,052

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2011

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Philippine Peso
11/04/11	Goldman Sachs	USD1,700,000	PHP72,248,000	$1,694,688	$5,312
11/04/11	Royal Bank of Canada	USD1,400,000	PHP59,234,000	1,389,425	10,575
11/04/11	State Street	USD15,300,000	PHP651,015,000	15,270,560	29,440
11/04/11	UBS	USD5,200,000	PHP220,064,000	5,161,940	38,060
United States Dollar/South Korean Won
11/23/11	Goldman Sachs	USD14,900,000	KRW17,261,650,000	15,504,801	(604,801)
11/23/11	Royal Bank of Canada	USD3,700,000	KRW3,947,900,000	3,546,092	153,908
11/23/11	Standard Chartered Bank	USD37,180,000	KRW41,888,838,000	37,625,494	(445,494)
United States Dollar/Thai Baht
11/18/11	Royal Bank of Canada	USD5,700,000	THB171,285,000	5,568,023	131,977
12/02/11	HSBC	USD10,700,000	THB329,453,000	10,705,911	(5,911)
12/02/11	Standard Chartered Bank	USD41,700,000	THB1,259,548,500	40,930,312	769,688
				$357,744,299	$195,701

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2011, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	300,000,000	10/31/14	Deutsche Bank	Receive	3-month LIBOR Index	0.82%	$(937,091)
USD	60,000,000	08/19/16	UBS	Receive	3-month LIBOR Index	1.20%	(33,744)
USD	240,000,000	10/31/16	Barclays Bank PLC	Receive	3-month LIBOR Index	1.42%	(1,609,314)
							$(2,580,149)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2011

Assets
Investments, at value (cost $2,295,106,901)	$2,438,108,027
Repurchase agreement, at value (cost $82,845,000)	82,845,000
Foreign currency, at value (cost $51,694,748)	50,921,972
Cash	452,611
Cash at broker for financial futures	4,185,511
Cash at broker for interest rate swap agreements	12,050,058
Interest receivable	35,584,853
Unrealized appreciation on forward foreign currency exchange contracts	4,520,580
Prepaid expenses	567,463
Total assets	2,629,236,075

Liabilities
Bank loan payable (Note 6)	600,000,000
Payable for investments purchased	57,762,351
Dividends payable to common shareholders	9,134,288
Unrealized depreciation on forward foreign currency exchange contracts	5,375,837
Unrealized depreciation on interest rate swaps	2,580,149
Investment management fees payable	1,089,814
Interest payable on bank loan	416,666
Variation margin payable for futures contracts	249,674
Administration fees payable	221,624
Accrued expenses	666,597
Total liabilities	677,497,000

Net Assets	$1,951,739,075

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,636,829,099
Accumulated net investment income	228,950,543
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(361,929,572)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	60,686,140
Accumulated net realized foreign exchange gains	304,791,494
Net unrealized foreign exchange and forward foreign currency contract gains	79,801,614
Net Assets	$1,951,739,075
Net asset value per common share based on 260,975,744 shares issued and outstanding	$7.48

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2011

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $1,372,725)	$131,571,079
131,571,079

Expenses
Investment management fee	13,095,937
Administration fee	2,653,489
Bank loan fees and expenses	998,732
Custodian’s fees and expenses	939,782
Investor relations fees and expenses	507,375
Insurance expense	461,839
Reports to shareholders and proxy solicitation	389,135
Directors’ fees and expenses	387,838
Legal fees and expenses	190,288
Transfer agent’s fees and expenses	140,598
Independent auditors’ fees and expenses	104,697
Miscellaneous	470,683
Total operating expenses, excluding interest expense	20,340,393
Interest expense (Note 6)	8,470,666
Total operating expenses	28,811,059

Net Investment Income	102,760,020

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $322,481 capital gains tax)	13,895,150
Interest rate swaps	(33,835,219)
Futures contracts	(8,429,177)
Forward and spot foreign currency exchange contracts	3,121,945
Foreign currency transactions	193,708,860
168,461,559

Net change in unrealized appreciation/(depreciation) on:
Investments	(20,257,470)
Interest rate swaps	16,337,546
Futures contracts	953,192
Forward foreign currency exchange contracts	(2,420,875)
Foreign currency translation	(101,666,104)
(107,053,711)
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	61,407,848
Net Increase in Net Assets Resulting from Operations	$164,167,868

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

Increase in Net Assets

Operations:
Net investment income	$102,760,020	$95,383,184
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(28,369,246)	43,326,747
Net realized gain from foreign currency transactions	196,830,805	69,079,097
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	(2,966,732)	47,713,130
Net change in unrealized appreciation/depreciation on foreign currency translation	(104,086,979)	47,936,563
Net increase in net assets resulting from operations	164,167,868	303,438,721

Distributions to Shareholders from:
Net investment income	(109,609,812)	(109,609,832)
Net decrease in net assets from distributions	(109,609,812)	(109,609,832)
Change in net assets resulting from operations	54,558,056	193,828,889

Net Assets:
Beginning of year	1,897,181,019	1,703,352,130
End of year (including net investment income of $227,982,256 and $69,884,126, respectively)	$1,951,739,075	$1,897,181,019

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2011

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $6,906,549)	$138,437,148
Operating expenses paid	(29,140,760)
Payments received from broker for collateral on interest rate swaps	5,490,000
Purchases and sales of short-term portfolio investments, net	(57,581,124)
Purchases of long-term portfolio investments	(1,715,476,865)
Proceeds from sales of long-term portfolio investments	1,814,038,420
Realized gains on forward foreign currency exchange contracts closed	2,527,789
Realized losses on interest rate swap transactions	(33,835,219)
Payments received from broker for futures contracts	516,496
Decrease in prepaid expenses and other assets	129,013
Net cash provided from operating activities	125,104,898
Cash flows provided from (used for) financing activities
Dividends paid to common shareholders	(109,609,635)
Net cash used for financing activities	(109,609,635)
Effect of exchange rate on cash	10,562,591
Net increase in cash	26,057,854
Cash at beginning of year	25,316,729
Cash at end of year	$51,374,583

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$164,167,868
Increase in investments	(44,578,107)
Net realized gain on investment transactions	(13,895,150)
Net realized loss on interest rate swap transactions	33,835,219
Net realized loss on futures contracts	8,429,177
Net realized foreign exchange gains	(196,830,805)
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	2,966,732
Net change in unrealized foreign exchange gains/losses	104,086,979
Increase in interest receivable	(40,480)
Decrease in receivable for investments sold	5,869,099
Decrease in interest payable on bank loan	(93,167)
Net change in margin variation on future contracts	(953,192)
Net decrease in other assets	129,013
Increase in payable for investments purchased	46,859,381
Payments received from broker for interest rate swaps	5,490,000
Payments received from broker for futures contracts	9,898,865
Decrease in accrued expenses and other liabilities	(236,534)
Total adjustments	(39,062,970)
Net cash provided from operating activities	$125,104,898

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$7.27	$6.53	$4.91	$6.99	$6.46
Net investment income	0.39	0.37	0.35	0.42	0.44
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.24	0.79	1.73	(2.03)	0.63
Dividends to preferred shareholders from net investment income	–	–	–	(0.06)	(0.12)
Total from investment operations applicable to common shareholders	0.63	1.16	2.08	(1.67)	0.95
Distributions to common shareholders from:
Net investment income	(0.42)	(0.42)	(0.38)	(0.42)	(0.26)
Tax return of capital	–	–	(0.09)	–	(0.16)
Total distributions	(0.42)	(0.42)	(0.47)	(0.42)	(0.42)
Effect of Fund shares repurchased	–	–	0.01	0.01	–
Net asset value per common share, end of year	$7.48	$7.27	$6.53	$4.91	$6.99
Market value, end of year	$6.93	$6.90	$6.04	$4.18	$6.29

Total Investment Return Based on(b):
Market value	6.59%	21.73%	58.26%	(28.40% )	10.18%
Net asset value	9.20%	18.63%	45.66%	(24.32% )	15.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,951,739	$1,897,181	$1,703,352	$1,284,318	$1,853,448
Average net assets applicable to common shareholders (000 omitted)	$1,937,986	$1,753,665	$1,457,521	$1,741,105	$1,763,579
Net operating expenses	1.49%	1.89%	2.20%	1.85% (d)	1.24% (d)
Net operating expenses without reimbursement	1.49%	1.89%	2.22% (e)	–	–
Net operating expenses, excluding interest expense	1.05%	1.19%	1.37%	1.22%	1.24%
Net investment income	5.30%	5.44%	6.40%	5.51%	4.80%
Portfolio turnover	72%	67%	68%	58%	32%
Senior securities (loan facility) outstanding (000 omitted)	$600,000	$600,000	$600,000	$520,000	–
Senior securities (preferred stock) outstanding (000 omitted)	–	–	–	–	$600,000
Asset coverage ratio on revolving credit facility at year end(f)	425%	416%	384%	347%	–
Asset coverage per $1,000 on revolving credit facility at year end	$4,253	$4,162	$3,839	$3,470	–
Asset coverage ratio on preferred stock at year end(f)	–	–	–	–	409%
Asset coverage per share on preferred stock at year end	–	–	–	–	$102,227

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For each of the years ended October 31, 2011, 2010, 2009, 2008, and 2007 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 5.30%, 5.44%, 6.40%, 6.44% and 6.65%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) regarding fund names, the Board of Directors (the “Board”) has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars. The U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used.

Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. Generally, debt and other fixed-income securities are categorized as Level 2. For derivative instruments, exchange-traded derivatives, i.e. future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e. forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Government Bonds	$–	$1,417,973,520	$–
Corporate Bonds	–	997,103,782	–
Commercial Mortgage Backed Securities	–	23,030,725	–
Total Fixed Income Investments	–	2,438,108,027	–
Short-Term Investments	–	82,845,000	–
Total Investments	$–	$2,520,953,027	$–
Other Financial Instruments
Futures Contracts	$917,179	$–	$–
Forward Foreign Currency Exchange Contracts	–	4,520,580	–
Total Other Financial Instruments	$917,179	$4,520,580	$–
Total Assets	$917,179	$2,525,473,607	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(2,580,149)	$–
Futures Contracts	(1,166,853)	–	–
Forward Foreign Currency Exchange Contracts	–	(5,375,837)	–
Total Liabilities – Other Financial Instruments	$(1,166,853)	$(7,955,986)	$–

For further information, please refer to the Portfolio of Investments.

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $82,845,000 as of October 31, 2011.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

contracts and from unanticipated movements in exchange rates. During the year ended October 31, 2011, forward contracts were used to manage the exposure to Asian currencies.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year ended October 31, 2011, futures contracts were used to hedge and manage the interest rate exposure of the Australian bond and U.S. Dollar-denominated Asian credit portfolios.

Swaps:

During the year ended October 31, 2011, the Fund entered into interest rate swaps as a tool to hedge the leverage. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2011:

	Asset Derivatives		Liability Derivatives
	2011		2011
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$2,580,149

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	4,520,580	Unrealized depreciation on forward foreign currency exchange contracts	5,375,837

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	917,179	Unrealized depreciation on futures contracts	1,166,853
Total		$5,437,759		$9,122,839

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended October 31, 2011

Derivatives not accounted for as Hedging Instruments under Codification 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Gain or (Loss) on Derivatives
	Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(33,835,219)	$16,337,546

Forward foreign exchange contracts (foreign exchange risk)		2,527,789	(2,420,875)

Futures contracts (interest rate risk)		(8,429,177)	953,192
Total		$(39,736,607)	$14,869,863

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Information about futures contracts reflected as of the date of this report is generally indicative of the type of derivative activity for the year ended October 31, 2011. During the year the Fund also held positions in 90-day Australian Bank Bills and 30-day Australian Interbank Cash Rate Futures. The volume of forward contracts remained consistent throughout the year with an average notional value of (72,640,230). The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(340)	(35,370,798)
2nd Quarter	(1,160)	(191,581,182)
3rd Quarter	(494)	(120,645,333)
4th Quarter	517	57,036,394

Information about interest rate swaps reflected as of the date of this reports is generally indicative of the type of activity for the year ended October 31, 2011. The volume for the first three quarters was unvaried with the Fund holding USD 3 month LIBOR and THB 6 month LIBOR positions, during the fourth quarter the Fund sold out of its THB 6 month LIBOR positions which increased the notional value. The quarterly weighted average notional values for the Fund’s interest rate swap positions were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	(1,107,500,000)
2nd Quarter	(1,150,000,000)
3rd Quarter	(1,003,333,333)
4th Quarter	(600,000,000)

Information about forward foreign currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the year ended October 31, 2011. During the year, the Fund also held forward contracts in TWD. The volume of forward contracts increased in the second quarter and decreased in both the third and fourth quarters with a yearly average notional value of 12,673,219. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Quarter	15,851,890
2nd Quarter	18,641,849
3rd Quarter	10,777,803
4th Quarter	5,421,333

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(k) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,637,842 to the Investment Adviser during the fiscal year ended October 31, 2011. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the fiscal year ended October 31, 2011, the Fund incurred fees of approximately $499,444. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2011, were $1,762,097,194 and $1,808,490,434, respectively.

5. Capital

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2011, there were 260,975,744 shares of common stock issued and outstanding.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2011 and fiscal year ended October 31, 2010, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

On April 13, 2011, the Fund renewed a $600 million loan facility with a 364-day term with a syndicate of major financial institutions led by The Bank of Nova Scotia. For the fiscal year ended October 31, 2011, the balance of the loan outstanding was $600 million, and the average interest rate on the loan facility was 1.39%. The average balance for the fiscal year was $600 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the year ended October 31, 2011, the Fund incurred fees of approximately $998,732.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $1 billion.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,467,929,825	$75,469,736	$(22,446,533)	$53,023,203

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	October 31, 2011	October 31, 2010
Distributions paid from:
Ordinary Income	$109,609,812	$109,609,832
Tax return of capital	–	–
Total tax character of distributions	$109,609,812	$109,609,832

As of October 31, 2011, the components of accumulated earning on a tax basis were as follows:

Undistributed ordinary income – net	$0
Undistributed long-term capital gains – net	–
Total undistributed earnings	$0
Capital loss carryforward	(153,445,362	)*
Other currency gains	344,527,036
Unrealized appreciation/(depreciation) – securities	53,023,203	**
Unrealized appreciation/(depreciation) – currency	79,485,163	**
Total accumulated earnings/(losses) – net	$323,590,040

*	On October 31, 2011, the Fund had a net capital loss carryforward of $153,445,362 of which $4,985,477 expires in 2013, $11,980,826 expires in 2014, $18,942,725 expires in 2015, $38,887,790 expires in 2016, $17,991,164 expires in 2017, and $60,657,380 expires in 2019. This amount will be available to offset like amounts of any future taxable gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $164,947,922 has been reclassified between accumulated net realized loss on investment transactions and accumulated net investment income, and $968,287 has been reclassified between paid-in capital and accumulated net investment income as a result of permanent differences primarily attributable to foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

10. Recent Accounting Pronouncements

Fair Valuation:

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure

Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

The Fund declared monthly distributions of $0.035 per share payable on December 16, 2011 and January 13, 2012 to shareholders of record as of November 30, 2011 and December 30, 2011, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the yeas in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the two-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Asia-Pacific Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations and cash flows for the year then ended, and its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

Aberdeen Asia-Pacific Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2011:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 12, 2010-October 14, 2011	1.603%	88.32%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement, and Investment Sub-Advisory Agreement (FAX)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (“Fund”) held on September 7, 2011, the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (“Investment Sub-Adviser”) (collectively, “Agreements”). The Investment Adviser and Investment Sub-Adviser are affiliates of the Investment Manager. The Investment Manager, Investment Adviser and Investment Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the

Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management, advisory and sub-advisory services provided to the Fund by the Advisers, the level of the management, advisory and sub-advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received and considered a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Advisers’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers, which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also took into account the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage policies and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of closed-end funds in the World Bond and Emerging Markets Bond Morningstar categories as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S. registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and Aberdeen Asset Management Inc., administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2011, and which reflects both the advisory fee and the administration fee) was the lowest in the Peer Group and below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six months ended April 30, 2011 was below the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

amount of borrowings, for the six months ended April 30, 2011 was below the average and median expense ratios of its Peer Group. The Committee and the Board took into account the impact of leverage on Fund expenses. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser and Investment Sub-Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser and Investment Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also took into account management’s discussion of the Fund’s expenses as well as certain actions previously taken to reduce the Fund’s operating expenses. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including, two segregated accounts with a global mandate. The Committee and the Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was below the effective management fee rates paid by the other Aberdeen-managed funds in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 2nd quintile for the year-to-date period ended April 30, 2011, was in the 1st quintile for the one- year period ended April 30, 2011, was in the 2nd quintile for the three- year period ended April 30, 2011, and was in the 2nd quintile for the five- year period ended April 30, 2011. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the

Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that on a gross basis, the Fund outperformed its composite benchmark constructed by the Investment Manager for the one- and three- year periods ended April 30, 2011, and underperformed the benchmark for the five-year period ended April 30, 2011. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the longer-term, including market conditions. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels, and that the profitability of the Advisers was determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

FAX Board of Directors Information

As of December 19, 2011

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 56	Class III Director; Vice President	Term as Director expires 2012; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	29	None

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 60	Chairman of the Board; Class II Director	Term expires 2014; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	30	None

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 64	Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 62	Class III Director	Term expires 2012; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004.	3	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 65	Class II Director	Term expires 2014; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 68	Class I Director	Term expires 2013; Director since 1986	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 67	Class III Director	Term expires 2012; Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was also a Chairman and Managing Director of Aberdeen Asia-Pacific Income Investment Company Limited from 1986 to 2001 and was a director of this fund from 1986 to March 2008. He was the President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007.	2	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., the Aberdeen Funds, The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** **** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Chief Compliance Officer; Vice President, Compliance	Since 2011	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 37	Vice President	Since 2009	Currently, Head of Product-U.S. and Vice President of Aberdeen Asset Management Inc.

Paul Griffiths*** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 44	Vice President	Since 2010	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Griffiths joined Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was formerly Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 37	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 32	Vice President	Since 2011	Currently, senior portfolio manager on the Aberdeen fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 48	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Vice President	Since 2008	Currently, Vice President and Head of Legal - Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 38	President	Since 2009	Currently, Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 40	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Vice President	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 50	Vice President	Since 2008	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 7, 2011.
**	Messrs. Cotton, Goodson, Keener, Pittard and Sullivan and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Cotton, Goodson, Pittard, and Sullivan and Mses. Kennedy, Melia, Nichols and Sitar hold officer

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Goodson and Pittard and Mses. Kennedy, Melia and Nichols hold officer position with The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., and The India Fund, Inc. which may be deemed to be part of the “Fund Complex” as the Fund.
***	Messrs. Griffiths, Michael, and Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.
****	Mr. Cotton was appointed as Chief Compliance Officer on March 9, 2011.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Timothy Sullivan, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

As of October 31, 2011, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Neville J. Miles, Peter D. Sacks and John T. Sheehy. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2011	$97,600	$3,000	$6,433	Nil
October 31, 2010	$98,000	Nil	$6,000	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2010, KPMG billed $2,500 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2011, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of October 31, 2011.

Individual & Position	Services Rendered	Past Business Experience
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Head of Fixed Income – Asia Pacific	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head Fixed Income – Asia Pacific in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was Director/senior portfolio manager with Deutsche Australia Limited since 2002.

Scott Bennett BS Economics (Commenced 2008) Head of Asian Credit	Responsible for credit research, security selection and portfolio strategies for Asian US dollar investments.	Currently, the Head of Asian credit on the Asian fixed income desk, prior to which he served as Director and trader of fixed income instruments at ABN AMRO Bank. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Mr. Bennett has been involved within Asian credit since 1997, including research and trading, in both the public and private debt markets.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently a portfolio manager on the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Victor Rodriguez BEcon, CPA, Grad Diploma in Applied Finance and Investment (Commenced May 2009) Head of Fixed Income - Australia	Responsible for Australia fixed income.	Currently, Head of Fixed Income on the Australian fixed income team. Joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies.

Nick Bishop Law/Criminology, CFA (Commenced June 2007) Senior Investment Manager	Responsible for portfolio management	Currently Senior Investment Manager. He joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management (Australia) Limited. Previously he worked at Deutsche since 1998 as a member of the UK macro team.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	4	$3,455.13	43	$4,827.48	97	$20,697.26
Scott Bennett	4	$3,455.13	43	$4,827.48	97	$20,697.26
Kenneth Akintewe	2	$553.80	18	$3,055.03	52	$13,752.04
Victor Rodriguez	4	$3,455.13	43	$4,827.48	97	$20,697.26
Nick Bishop	4	$3,455.13	43	$4,827.48	97	$20,697.26

Total assets are as of October 31, 2011 and have been translated to U.S. dollars at a rate of £1.00 = $1.6141.

There is one account (with assets under management totaling approximately $123.27 million) managed by Anthony Michael, Victor Rodriguez, Scott Bennett and Nick Bishop with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of this account is significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that Fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2011
Anthony Michael	$0
Scott Bennett	$0
Kenneth Akintewe	$0
Victor Rodriguez	$0
Nick Bishop	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2010 through, November 30, 2010	0	0	0	26,097,574
December 1, 2010 through December 31, 2010	0	0	0	26,097,574
January 1, 2011 through January 31, 2011	0	0	0	26,097,574
February 1, 2011 through February 28, 2011	0	0	0	26,097,574
March 1, 2011 through March 31, 2011	0	0	0	26,097,574
April 1, 2011 through April 30, 2011	0	0	0	26,097,574
May 1, 2011 through May 31, 2011	0	0	0	26,097,574
June 1, 2011 through June 30, 2011	0	0	0	26,097,574
July 1, 2011 through July 31, 2011	0	0	0	26,097,574
August 1, 2011 through August 31, 2011	0	0	0	26,097,574
September 1, 2011 through September 30, 2011	0	0	0	26,097,574
October 1, 2011 through October 31, 2011	0	0	0	26,097,574
Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001, and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/S/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 6, 2012

By:	/s/ ANDREA MELIA
Andrea Melia,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 6, 2012

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications